ADVANCED SERIES TRUST
AST Academic Strategies Portfolio

Supplement dated October 22, 2012 to the current Prospectus and Statement of Additional Information dated April 30, 2012.

Effective December 31, 2012, Kenneth Ferguson will retire and no longer serve as a co-portfolio manager for the First Quadrant L.P. subadvised Sleeves of the AST Academic Strategies Portfolio. All references to Mr. Ferguson in the Prospectus and Statement of Additional Information are hereby deleted as of that date.

ASTSUP11